FREMONT MUTUAL FUNDS, INC.

                        Supplement dated November 1, 2003
                                     to the
           Prospectus dated March 1, 2003, as revised October 10, 2003

FREMONT BOND FUND

Effective November 1, 2003, the Advisor has voluntarily agreed to waive Fund operating expenses that exceed 0.60%. The Advisor may remove this waiver at any time in the future.

To the extent fees or expenses are waived, the Fund may reimburse the Advisor for any reduction in the Fund's expenses during the three years following that reduction if such reimbursement is: requested by the Advisor; can be achieved within the foregoing expense waiver; and the Board of Directors finds the reimbursement request to be consistent with the best interests of the Fund.